SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2006

L-1 IDENTITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-21559	04-3320515
(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, Stamford, Connecticut 06901

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.	3

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.	4

SIGNATURE	5

EXHIBIT INDEX	6

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L-1 Identity Solutions, Inc., a Delaware corporation (the “Company”) entered into the agreement set forth below in connection with the merger of the Company and Identix Incorporated (“Identix”), which was consummated on August 29, 2006 (the “Identix Merger”).

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 19, 2006, the Company entered into an Employment Agreement with Dr. Joseph J. Atick for an executive officer position. This agreement became effective as of August 29, 2006, and has a term of three years. Pursuant to the terms and conditions of his employment agreement, Dr. Atick will serve as the Company’s Chief Strategic Officer. As payment for the services rendered in connection with his employment, Dr. Atick will receive:

•	an initial annual salary of $400,000;

•	an annual target bonus equal to 50% of his annual salary;

•	options to purchase 200,000 shares of common stock, at an exercise price of $14.55, with a term of ten years and vesting over four years;

•	any additional grants of equity compensation as determined annually in the sole discretion of the compensation committee of the board of directors of the Company;

•	severance payments equal to two years base salary, plus immediate vesting of any unvested options or other stock-based awards, which shall remain exercisable for 18 months after such termination, in the event of termination without cause or resignation for good reason, including diminution of responsibilities or the failure by the Company to renew his employment agreement for at least twelve months on the expiration of any term (provided that in such instance severance payments shall cease upon commencement of new employment) or, in certain circumstances, upon a change in control; and

•	an additional amount, in the event that any payment or benefit received or to be received with respect to any incentive payment or severance arrangement would be subject to the excise tax imposed by Section 4999 of the Code, such that the net amount of such incentive payment or severance arrangement shall be equal to the value had Section 4999 not been enacted.

In addition, Dr. Atick has signed a Company Intellectual Property, Confidentiality and Noncompetition Agreement, attached as Exhibit A to the employment agreement, pursuant to which Dr. Atick has agreed that he will not at any time, directly or indirectly, disclose or make use of (except on behalf of the Company) any Confidential Information (as defined in the Intellectual Property, Confidentiality and Noncompetition Agreement) and, during the term and for two years thereafter, Dr. Atick will not engage in any business that directly or indirectly competes with the Company or attempt to entice away or materially interfere with the business relationship of the Company with, any person or entity who is, or was within one year, an employee or consultant to the Company.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L-1 IDENTITY SOLUTIONS, INC.

Date: December 22, 2006	By:	/s/ James A. DePalma
James A. DePalma Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

10.01	Employment Agreement between L-I Identity Solutions, Inc. and Dr. Joseph J. Atick.

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